Exhibit 99.1
Cornerstone BioPharma Announces Completion of Merger
with Critical Therapeutics
Combined Company Renamed Cornerstone Therapeutics Inc. and to Continue
Trading on NASDAQ under “CRTX”
Cary, N.C., November 3, 2008 – Cornerstone BioPharma Holdings, Inc., a specialty pharmaceutical company focused on developing and commercializing prescription medications for respiratory disorders, today announced the completion of its previously announced merger with Critical Therapeutics, Inc., a biopharmaceutical company focused on developing and commercializing innovative products for respiratory and inflammatory diseases. The combined company has been renamed Cornerstone Therapeutics Inc. and will continue to trade on The NASDAQ Capital Market under the ticker symbol “CRTX”.
Under the terms of the merger, which is a stock-for-stock merger intended to qualify as a tax-free reorganization, all outstanding shares of Cornerstone BioPharma’s common stock were converted into and exchanged for the right to receive shares of Critical Therapeutics’ common stock, and all outstanding Cornerstone BioPharma options and warrants were assumed by Critical Therapeutics and became options and warrants to acquire Critical Therapeutics’ common stock.
Immediately prior to the consummation of the merger, Critical Therapeutics effected a 10-to-1 reverse stock split of its common stock. As a result of the reverse stock split and the merger, Cornerstone BioPharma’s and Critical Therapeutics’ stockholders now own approximately 70 and 30 percent of the combined company’s common stock, respectively, after giving effect to shares issuable under outstanding Cornerstone BioPharma options and warrants, but excluding shares issuable under outstanding Critical Therapeutics options and warrants.
Craig A. Collard, president and chief executive officer of Cornerstone BioPharma, will be president and chief executive officer of the combined company. Brian Dickson, M.D., chief medical officer of Cornerstone BioPharma, will be the chief medical officer of the combined company. Steven Lutz, executive vice president, commercial operations of Cornerstone BioPharma, will be executive vice president, manufacturing and trade of the combined company. George Esgro, vice president, sales and marketing of Cornerstone BioPharma, will be vice president, sales of the combined company. David Price, executive vice president, finance and chief financial officer of Cornerstone BioPharma, will be executive vice president, finance and chief financial officer of the combined company. Scott Townsend, senior vice president of legal affairs and general counsel of Critical Therapeutics, will be executive vice president of legal affairs and general counsel of the combined company.
“We are pleased to complete our merger with Critical Therapeutics and begin executing on our business plan,” said Mr. Collard. “Both companies come off strong third quarter results, and we believe the growth prospects for the combined company are significant.”
Lazard acted as exclusive financial advisor and Wilmer Cutler Pickering Hale and Dorr LLP acted as legal counsel to Critical Therapeutics. Jefferies & Company, Inc. acted as exclusive financial advisor and Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. acted as legal counsel to Cornerstone BioPharma.
About Cornerstone Therapeutics

Cornerstone Therapeutics (NASDAQ CM: CRTX), headquartered in Cary, N.C., is a specialty pharmaceutical company focused on acquiring, developing and commercializing prescription products for the respiratory market. The Company currently promotes multiple marketed products in the United States to respiratory-

focused physicians and key retail pharmacies with its specialty sales force. Cornerstone Therapeutics also has a deep late-stage clinical pipeline with six regulatory approval submissions expected between 2009 and 2010. The Company’s commercial strategy is to grow market share for its currently marketed products using its sales and marketing capabilities, acquire non-promoted or underperforming branded pharmaceutical products and implement life cycle management techniques to maximize the value of its currently marketed products, newly acquired products and product candidates that are in development.
Safe Harbor Statement

Statements in this press release regarding benefits and synergies of the merger; the progress and timing of product development programs and related trials of the combined company; future opportunities for the combined company; the strategy, future operations, financial position, future revenues and projected costs of the combined company; prospects, plans and objectives of the combined company’s management; and any other statements about management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Any statements that are not statements of historical fact (including, without limitation, statements containing the words ‘believes,’ ‘plans,’ ‘could,’  ‘anticipates,’ ‘expects,’ ‘estimates,’ ‘plans,’ ‘should,’ ‘target,’ ‘will,’ ‘would’ and similar expressions) should also be considered to be forward-looking statements.
There are a number of important factors that could cause our actual results or events to differ materially from those indicated by such forward-looking statements, including:  our ability to successfully integrate the operations and employees of Critical Therapeutics and Cornerstone BioPharma; our ability to realize anticipated synergies and cost savings from the merger; our ability to develop and maintain the necessary sales, marketing, distribution and manufacturing capabilities to commercialize our products; our ability to transition our management teams effectively; patient, physician and third-party payor acceptance of our products as safe and effective therapeutic products; our heavy dependence on the commercial success of a small number of currently marketed products; our ability to maintain regulatory approvals to market and sell our products; our ability to enter into additional strategic licensing, collaboration or co-promotion transactions on favorable terms, if at all; our ability to maintain compliance with NASDAQ listing requirements; adverse side effects experienced by patients taking our products; difficulties relating to clinical trials, including difficulties or delays in the completion of patient enrollment, data collection or data analysis; the results of preclinical studies and clinical trials with respect to our products under development and whether such results will be indicative of results obtained in later clinical trials; our ability to obtain, maintain and enforce patent and other intellectual property protection for our products and product candidates; and the other factors described in Critical Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as filed with the SEC, including, but not limited to, those set forth in the section entitled “Risks Related to Cornerstone” beginning on page 59 of the proxy statement/prospectus Critical Therapeutics filed with the SEC pursuant to Rule 424(b)(3) on October 6, 2008, and in other filings that Cornerstone Therapeutics makes with the SEC.  If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.
In addition, the statements in this press release reflect our expectations and beliefs as of the date of this release.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise.  Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, business development transactions, joint ventures or investments that we may make.  These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.
Investor Relations Contacts:
FD
Evan Smith/Brian Ritchie
212-850-5600
evan.smith@fd.com/brian.ritchie@fd.com
Media Relations Contact:
FD
Robert Stanislaro
212-850-5600
robert.stanislaro@fd.com